UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2719

DWS Strategic Government Securities Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Strategic Government Securities Fund (formerly DWS U.S. Government Securities Fund)

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The guarantee on US government guaranteed securities relates only to the prompt payment of principal and interest and does not remove market risks. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 0.82%, 1.71%, 1.63% and 0.80% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class B shares and for the 1-year, 3-year, 5-year and 10-year periods for Class A, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Strategic Government Securities Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	4.11%	6.27%	4.52%	3.80%	5.07%
Class B	3.63%	5.39%	3.58%	2.86%	4.13%
Class C	3.68%	5.42%	3.73%	2.95%	4.22%
Institutional Class	4.07%	6.36%	4.72%	4.00%	5.30%
Lehman Brothers GNMA Index+	4.57%	7.45%	5.38%	4.66%	5.87%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/08	$ 8.49	$ 8.48	$ 8.50	$ 8.47
10/31/07	$ 8.36	$ 8.35	$ 8.37	$ 8.35
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .21	$ .17	$ .18	$ .22
April Income Dividend	$ .0350	$ .0287	$ .0293	$ .0359
SEC 30-day Yield as of 4/30/08‡‡	4.41%	3.74%	3.83%	4.80%
Current Annualized Distribution Rate as of 4/30/08‡‡	4.95%	4.06%	4.14%	5.09%
‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.67% for Class B Shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.99% for Class B Shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — GNMA Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	43	of	58	73
3-Year	33	of	57	57
5-Year	31	of	57	54
10-Year	18	of	31	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Government Securities Fund — Class A [] Lehman Brothers GNMA Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Strategic Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,149	$10,905	$11,510	$15,653
	Average annual total return	1.49%	2.93%	2.85%	4.58%
Class B	Growth of $10,000	$10,239	$10,916	$11,419	$14,993
	Average annual total return	2.39%	2.97%	2.69%	4.13%
Class C	Growth of $10,000	$10,542	$11,160	$11,564	$15,115
	Average annual total return	5.42%	3.73%	2.95%	4.22%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,745	$11,703	$12,560	$17,692
	Average annual total return	7.45%	5.38%	4.66%	5.87%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Strategic Government Securities Fund — Institutional Class [] Lehman Brothers GNMA Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Strategic Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,063,600	$1,148,300	$1,216,800	$1,675,700
	Average annual total return	6.36%	4.72%	4.00%	5.30%
Lehman Brothers GNMA Index+	Growth of $1,000,000	$1,074,500	$1,170,300	$1,256,000	$1,769,200
	Average annual total return	7.45%	5.38%	4.66%	5.87%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 0.65% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Strategic Government Securities Fund	6-Month‡	1-Year	Life of Class*
Class S	4.20%	6.46%	4.95%
Lehman Brothers GNMA Index+	4.57%	7.45%	5.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 8.49
10/31/07	$ 8.36
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .22
April Income Dividend	$ .0362
SEC 30-day Yield as of 4/30/08‡‡	4.80%
Current Annualized Distribution Rate as of 4/30/08‡‡	5.12%
‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — GNMA Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	38	of	58	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic Government Securities Fund — Class S [] Lehman Brothers GNMA Index+

Comparative Results as of 4/30/08
DWS Strategic Government Securities Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,646	$11,423
	Average annual total return	6.46%	4.95%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,745	$11,629
	Average annual total return	7.45%	5.63%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.
+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,041.10	$ 1,036.30	$ 1,036.80	$ 1,042.00	$ 1,040.70
Expenses Paid per $1,000*	$ 4.36	$ 8.91	$ 8.46	$ 3.50	$ 3.65
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,020.59	$ 1,016.11	$ 1,016.56	$ 1,021.43	$ 1,021.28
Expenses Paid per $1,000*	$ 4.32	$ 8.82	$ 8.37	$ 3.47	$ 3.62
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic Government Securities Fund	.86%	1.76%	1.67%	.69%	.72%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS Strategic Government Securities Fund's investment strategy during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio co-managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Could you describe the investing environment for fixed-income securities over the six-month period ended April 30, 2008?

A: For the period, US Treasuries and to a lesser degree GNMAs (Government National Mortgage Association) outperformed other sectors of the bond market, driven by a flight to quality on the part of investors. For most of the six months the US Treasury yield curve steepened as interest rates fell, with declines on the short end the most significant.1 To illustrate, the two-year Treasury yield fell by 169 basis points to 2.25%, while the 10-year fell 74 basis points to 3.73%, resulting in the yield curve becoming steeper by 95 basis points over the six months (100 basis points equals one percentage point).

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

For most of the period, there were ongoing disclosures of subprime-related losses at leading financial companies, driving a market demand for liquidity. Financial institutions that had issued short-term commercial paper to finance lower quality or longer maturity holdings in special investment vehicles were unable to rollover their debt in the prevailing credit crunch. As a result, many were forced to unwind credit positions under duress, causing the performance of fixed-income instruments that trade at a yield spread versus Treasuries to suffer in relation to Treasuries.2 Credit rating downgrades of major firms that insure bond issues exacerbated the widening of yield spreads, and already wary market participants became increasingly reluctant to assume the risk that counterparties to trades would be able to deliver as promised.3 The US Federal Reserve Board (the Fed) engaged in aggressive measures designed to add liquidity to the markets, including lowering the fed funds rate (the overnight rate charged by banks when they borrow money from each other) by 250 basis points to 2.00% during the period. The credit markets showed signs of stabilizing over the last few weeks of the period, as spread sectors rebounded somewhat in relation to Treasuries.4

2 The yield spread is the difference between the yield of a security and the yield of a comparable duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.
3 Credit ratings: Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.
4 Spread sectors are non-Treasury bond sectors of the fixed-income market.

Q: How did the fund perform in this environment?

A: For the six months ended April 30, 2008, the fund's Class A shares posted a 4.11% total return, compared with the 4.57% return of its benchmark, the Lehman Brothers GNMA Index.5 (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund's return was roughly in keeping with the 4.18% return of its average peer in the Lipper GNMA Funds category.6 At the close of the period, the fund's duration stood at 3.4 years, compared with 3.5 years for the Lehman Brothers GNMA Index.7

5 The Lehman Brothers GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
6 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
7Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Q: Can you give us an overview of how you manage the fund?

A: The fund seeks high current income, liquidity and security of principal. Our first focus is on the fund's allocation between GNMAs and US Treasury securities — both of which are backed by the full faith and credit of the US government.8 We will adjust the fund's Treasury exposure up or down based on our view of the relative value provided by GNMAs versus Treasuries and of how we expect the interest rate environment to impact each sector.

In putting together the fund's GNMA allocation, we monitor mortgage refinancing activity closely as this is a good indicator of the fund's exposure to prepayment risk.9 We conduct extensive analysis of prepayment expectations for individual securities.Mortgage characteristics that we evaluate on an ongoing basis include: loan age, loan size, geographic concentrations, and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to control the fund's prepayment risk and maintain higher dividends. Conversely, we may also look to purchase securities trading at a price below par and which we hope will prepay at a higher rate, thereby increasing the fund's holding yield.

8 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.
9 Prepayment risk — In return for yields that historically have averaged one and one quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. [Source: Mutual Fund Education Alliance]

We do not believe we can consistently and profitably predict the direction of interest rates, so we do not try to choose securities based on their duration. Instead, we look for securities that we feel are cheap relative to the Lehman Brothers GNMA Index.

Q: What were the fund's primary strategies during the period?

A: We maintained a relatively high allocation to GNMA securities throughout the period. This reflected our view that GNMAs continued to offer attractive yields relative to US Treasury issues, especially given the sharp decline in Treasury yields that has occurred in recent months. While the fund had very little exposure to conventional Treasuries during the period, it had modest exposure at times to Treasury inflation protected securities (TIPS), adding TIPS when they were pricing in an expectation of low inflation and as a result presented attractive value. This strategy helped the fund's performance over the six months.

Entering the period, we saw weakness in the subprime loan market as likely to encourage the Fed to lower rates, with the potential to result in an overall lower interest rate environment. Such an environment would normally promote more rapid prepayment of underlying mortgages and make investors less willing to pay for threatened cash flows from higher coupon mortgages.10 In order to protect against such a scenario, we moved into lower coupons and other structures resistant to prepayment. This move did not help performance over the six months, as investors generally discounted the risk of mortgage prepayments and favored higher coupons.

10Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

Our focus on loan pools with specific characteristics that signal relatively predictable prepayment behavior worked well for the fund. An example is seasoned pools purchased at a discount that we expected to provide attractive effective yields due to higher than average prepayment rates. With respect to other mortgage sectors, the fund's modest exposure to adjustable rate mortgages constrained performance to a degree, while being underweight 15 year GNMAs helped performance.

The fund has the ability to manage prepayment risk and potentially increase income by performing dollar rolls. Simply stated, a dollar roll involves the fund contracting to buy a mortgage-backed security at a future date, and in the interim investing the purchase amount in short-term, high-quality interest paying instruments. This strategy has the potential to boost the fund's income by providing leveraged exposure to the mortgage backed market. For most of the period we have been dollar rolling about 6% of the fund's assets, near the bottom of our 30% limit. The fund's relative lack of leverage over the period was helpful, as mortgages underperformed treasuries.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowner's mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. However, the value of GNMAs issued recently with coupons that reflect lower prevailing rates may experience a greater price decline if market interest rates rise, as their duration and interest rate risk increase. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Finally, beginning in April, we began to employ a portable alpha strategy as part of our approach. This strategy attempts to take advantage of short- and long-term changes within global bond and currency markets through the use of futures contracts on global bonds and currency forward contracts. For the month of April, this strategy added to the fund's return.

Q: How do you assess the economic environment for mortgage securities at present?

A: We continue to monitor the potential impact of Fed policy on interest rates and GNMA prepayment rates. In this vein, we would not be surprised to see Fed action with respect to rates remain on hold for a period given the extent of recent cuts and the Fed's ongoing concern over inflation. Such a policy stance would minimize any momentum for falling mortgage rates and rising prepayment rates, and we have been shifting into higher coupon pools to increase the fund's income.

As we enter the second half of the fund's fiscal period, we believe that mortgage-backed securities appear favorably valued versus Treasuries. At the close of the period, GNMA securities provided a yield advantage versus equivalent maturity Treasuries of roughly 200 basis points, nearly double the spread of 12 months earlier. In addition, the government guarantee as to payment of principal provided by GNMAs should be a positive factor given the market's ongoing sensitivity to credit risk in the wake of the subprime mortgage crisis. (Of course, the guarantee does not remove the market risks associated with mutual funds, which will fluctuate in value.)

We will continue to monitor the economy and Fed policy closely as we position the fund going forward.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/08	10/31/07

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	84%	83%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	11%	15%
Cash Equivalents	3%	—
US Treasury Obligations	2%	2%
	100%	100%
Coupons*	4/30/08	10/31/07

Less than 4.5%	8%	4%
4.5% < 5.5%	26%	25%
5.5% < 6.5%	51%	56%
6.5% < 7.5%	11%	12%
7.5% and Greater	4%	3%
	100%	100%
Credit Quality	4/30/08	10/31/07

US Government and Agencies	92%	98%
AAA**	5%	—
Not rated	3%	2%
	100%	100%
Interest Rate Sensitivity	4/30/08	10/31/07

Effective Maturity	6.7 years	6.7 years
Average Duration	3.4 years	3.9 years
* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Obligations
** Includes Cash Equivalents

Asset allocation, credit quality and interest rate sensitivity are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Agencies Backed by the Full Faith and Credit of the US Government 77.8%
Government National Mortgage Association:
5.0%, with various maturities from 2/15/2033 until 11/20/2037 (a)	403,449,484	400,139,964
5.5%, with various maturities from 12/15/2028 until 3/15/2038 (a)	588,755,044	597,050,980
6.0%, with various maturities from 11/15/2023 until 4/15/2038 (a)	353,661,677	364,803,151
6.5%, with various maturities from 7/15/2008 until 10/15/2037 (a)	177,230,010	184,678,120
7.0%, with various maturities from 7/15/2008 until 2/20/2038	35,149,410	37,202,054
7.5%, with various maturities from 5/15/2009 until 1/15/2037	30,265,425	32,295,416
8.0%, 9/15/2014	391	405
8.5%, 6/15/2021	11	11
9.0%, with various maturities from 9/15/2017 until 7/15/2030	2,194,388	2,430,238
9.5%, with various maturities from 6/15/2009 until 5/15/2025	3,084,125	3,437,645
10.0%, with various maturities from 11/15/2009 until 8/15/2022	1,881,373	2,135,930
10.5%, with various maturities from 9/15/2015 until 12/15/2021	1,057,609	1,216,173
11.0%, 4/20/2019	2,914	3,383
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $1,610,993,608)		1,625,393,470

Agencies Not Backed by the Full Faith and Credit of the US Government 4.7%
Federal Home Loan Mortgage Corp.:
4.5%, 4/1/2019	21,067	20,931
5.0%, with various maturities from 1/1/2019 until 12/1/2019	988,447	998,944
5.72%*, 4/1/2037	9,620,704	9,804,267
5.768%*, 10/1/2036	19,720,800	20,094,509
5.866%*, 11/1/2036	10,532,975	10,785,345
5.883%*, 9/1/2036	9,002,532	9,208,942
6.5%, with various maturities from 9/1/2032 until 7/1/2035	5,594	5,939
7.0%, 6/1/2032	3,134,186	3,243,921
8.0%, with various maturities from 2/1/2017 until 7/1/2030	24,993	26,730
8.5%, with various maturities from 12/1/2016 until 7/1/2030	9,960	10,784
10.25%, 3/1/2016	23,157	23,739
Federal National Mortgage Association:
5.5%, 5/1/2025	2,271,584	2,297,761
5.844%*, 1/1/2037	8,146,744	8,336,831
6.0%, with various maturities from 2/1/2019 until 8/1/2035	3,531,322	3,605,188
6.5%, with various maturities from 7/1/2035 until 1/1/2038	10,715,528	11,101,616
8.0%, with various maturities from 12/1/2008 until 12/1/2024	174,172	187,588
8.45%*, 2/27/2023	18,000,000	18,000,000
8.5%, with various maturities from 7/1/2030 until 9/1/2030	12,951	13,909
9.0%, with various maturities from 12/1/2016 until 4/1/2030	34,931	38,637
11.5%, 5/1/2018	1,445	1,479
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $96,957,997)		97,807,060

Collateralized Mortgage Obligations 13.2%
Agencies Backed by the Full Faith and Credit of the US Government 6.8%
Government National Mortgage Association:
"1", Series 1, Principal Only, Zero Coupon, 7/20/2034	6,555,830	5,109,127
"JO", Series 2006-22, Principal Only, Zero Coupon, 4/20/2036	8,686,926	6,711,269
"OD", Series 2006-36, Principal Only, Zero Coupon, 7/16/2036	1,502,990	1,277,691
"PO", Series 2006-60, Principal Only, Zero Coupon, 11/20/2036	1,484,985	1,308,829
"FG", Series 2002-76, 3.113%*, 10/16/2029	2,113,758	2,070,252
"SP", Series 2005-61, Interest Only, 3.567%***, 8/16/2035	13,440,834	1,001,800
"NS", Series 2007-72, Interest Only, 3.73%***, 11/20/2034	6,867,408	400,005
"GS", Series 2006-16, Interest Only, 4.19%***, 4/20/2037	11,533,122	1,036,773
"KS", Series 2004-96, Interest Only, 4.2%***, 7/20/2034	13,288,133	1,201,498
"ZC", Series 2003-86, 4.5%, 10/20/2033	1,524,279	1,297,965
"A1", Series 2008-36, Interest Only, 5.0%, 10/16/2022	10,000,000	1,275,000
"IA", Series 2003-86, Interest Only, 5.0%, 2/20/2026	1,717,403	2,848
"GD", Series 2004-26, 5.0%, 11/16/2032	20,000,000	19,652,960
"LG", Series 2003- 70, 5.0%, 8/20/2033	1,000,000	933,295
"KE", Series 2004-19, 5.0%, 3/16/2034	4,500,000	4,186,400
"PH", Series 2004-80, 5.0%, 7/20/2034	8,002,000	7,619,862
"LE", Series 2004-87, 5.0%, 10/20/2034	6,741,000	6,151,249
"ZB", Series 2005-15, 5.0%, 2/16/2035	10,496,805	9,269,112
"Z", Series 2005-25, 5.0%, 3/16/2035	2,322,944	2,071,528
"ZA", Series 2006-47, 5.0%, 8/16/2036	5,765,603	4,980,953
"CK", Series 2007-31, 5.0%, 5/16/2037	7,412,000	7,118,811
"SJ", Series 1999-43, Interest Only, 5.287%***, 11/16/2029	4,972,760	492,072
"S", Series 1999-15, Interest Only, 5.487%***, 5/16/2029	4,653,371	541,013
"TZ", Series 2003-85, 5.5%, 10/20/2033	19,201,429	17,758,092
"PC", Series 2007-2, 5.5%, 6/20/2035	10,000,000	9,962,548
"B", Series 2005-88, 5.5%, 11/20/2035	11,000,000	10,561,204
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	4,757,835
"ZA", Series 2007-30, 5.5%, 5/16/2037	5,233,951	4,744,207
"BZ", Series 2004-46, 6.0%, 6/20/2034	2,503,242	2,505,054
"ZB", Series 1998-21, 6.5%, 9/20/2028	3,183,713	3,285,228
"IO", Series 2006-61, Interest Only, 6.5%, 11/20/2036	11,447,966	2,249,831
		141,534,311
Agencies Not Backed by the Full Faith and Credit of the US Government 6.4%
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	3,504,913	3,730,913
Federal Home Loan Mortgage Corp.:
"PO", Series 3147, Principal Only, Zero Coupon, 4/15/2036	10,556,494	8,366,168
"MO", Series 3171, Principal Only, Zero Coupon, 6/15/2036	8,832,396	6,746,164
"FT", Series 3346, 3.065%*, 10/15/2033	20,229,280	19,639,281
"FA", Series 2981, 3.115%*, 5/15/2035	2,177,597	2,077,172
"JF", Series 2704, 3.265%*, 5/15/2023	13,638,909	13,447,122
"GZ", Series 2906, 5.0%, 9/15/2034	16,533,320	13,540,386
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	2,042	1,840
"FC", Series 2005-58, 3.145%*, 7/25/2035	34,321,419	33,446,906
"F", Series 2004-29, 3.295%*, 5/25/2034	873,189	653,870
"ZA", Series 2008-24, 5.0%, 4/25/2038	12,552,083	10,234,779
"AN", Series 2007-108, 8.938%*, 11/25/2037	21,098,000	23,143,726
		135,028,327
Total Collateralized Mortgage Obligations (Cost $276,236,740)		276,562,638

US Treasury Obligations 1.6%
US Treasury Bills, 1.08%**, 7/17/2008 (b)	14,166,000	14,126,151
US Treasury Note, 1.75%, 3/31/2010 (a)	20,000,000	19,810,940
Total US Treasury Obligations (Cost $33,974,127)		33,937,091
	Shares	Value ($)

Securities Lending Collateral 31.2%
Daily Assets Fund Institutional, 2.88% (c) (d) (Cost $653,476,192)	653,476,192	653,476,192

Cash Equivalents 3.2%
Cash Management QP Trust, 2.54% (c) (Cost $66,408,549)	66,408,549	66,408,549
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,738,047,213)+	131.7	2,753,585,000
Other Assets and Liabilities, Net (a)	(31.7)	(662,970,472)
Net Assets	100.0	2,090,614,528
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2008.
** Annualized yield at time of purchase; not a coupon rate.
*** These securities are shown at their current rate as of April 30, 2008.
+ The cost for federal income tax purposes was $2,738,169,204. At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $15,415,796. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,549,817 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,134,021.
(a) All or a portion of these securities were on loan amounting to $618,446,710. In addition, included in other assets and liabilities, net is a pending sale, amounting to $24,376,554, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $642,823,264 which is 30.8% of net assets.
(b) At April 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

As of April 30, 2008, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	30,696,020	CAD	31,317,000	6/18/2008	319,417
JPY	5,445,654,000	USD	53,540,989	6/18/2008	1,292,416
USD	84,649,212	NOK	439,646,000	6/18/2008	812,350
USD	144,113,903	SGD	198,135,000	6/18/2008	2,115,506
Total unrealized appreciation					4,539,689
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	140,400	USD	218,336	6/18/2008	(207)
USD	17,971,366	EUR	11,557,000	6/18/2008	(19,110)
Total unrealized depreciation					(19,317)
Currency Abbreviations
CAD Canadian Dollar EUR Euro JPY Japanese Yen NOK Norwegian Krone SGD Singapore Dollar USD United States Dollar

At April 30, 2008, open futures contracts purchased were as follows:

	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	6/19/2008	41	4,819,139	4,815,699	(3,440)
United Kingdom Treasury Bond	6/26/2008	952	209,413,023	204,978,069	(4,434,954)
10 Year US Treasury Note	6/19/2008	1,770	207,787,409	204,988,125	(2,799,284)
5 Year US Treasury Note	6/30/2008	200	22,452,123	22,396,875	(55,248)
Total unrealized depreciation					(7,292,926)

At April 30, 2008, open futures contracts sold were as follows:

	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Federal Republic of Germany Bond	6/6/2008	936	168,430,600	166,715,363	1,715,237
10 Year Interest Rate Swap	6/16/2008	960	110,127,043	108,300,000	1,827,043
10 Year Japanese Government Bond	6/11/2008	149	199,888,118	195,089,196	4,798,923
Total unrealized appreciation					8,341,203

At April 30, 2008, open written option contracts were as follows:

Written Options	Coupon Rate (%)	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options 30-Year GNSF	5.5	25,000,000	5/13/2008	102.0	58,594
30-Year GNSF	5.5	25,000,000	5/13/2008	102.0	58,594
Total Call Options (Premiums received $332,031)					117,188
Put Options 30-Year GNSF	5.0	25,000,000	5/13/2008	98.5	109,375
30-Year GNSF	5.0	25,000,000	5/13/2008	97.7	50,781
30-Year GNSF	5.5	25,000,000	5/13/2008	100.1	35,156
30-Year GNSF	5.5	25,000,000	5/13/2008	100.0	31,250
30-Year GNSF	5.5	25,000,000	5/13/2008	100.0	31,250
Total Put Options (Premiums received $1,964,844)					257,812
Total Written Options (Total premiums received $2,296,875)					375,000

GNSF: Government National Single Family

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,018,162,472) — including $618,446,710 of securities loaned	$ 2,033,700,259
Investment in Daily Assets Fund Institutional (cost $653,476,192)*	653,476,192
Investment in Cash Management QP Trust (cost $66,408,549)	66,408,549
Total investments, at value (cost $2,738,047,213)	2,753,585,000
Foreign currency, at value (cost $707,363)	710,477
Receivable for investments sold	303,212,094
Unrealized appreciation on forward foreign currency exchange contracts	4,539,689
Interest receivable	12,675,364
Receivable for Fund shares sold	625,434
Other assets	98,089
Total assets	3,075,446,147
Liabilities
Cash overdraft	980,886
Payable for investments purchased	64,105,000
Payable for investments purchased — mortgage dollar rolls	260,866,151
Payable upon return of securities loaned	653,476,192
Payable for Fund shares redeemed	1,537,984
Payable for variation margin on open futures contracts	520,670
Options written, at value (premiums received $2,296,875)	375,000
Unrealized depreciation on forward foreign currency exchange contracts	19,317
Accrued management fee	777,029
Other accrued expenses and payables	2,173,390
Total liabilities	984,831,619
Net assets, at value	$ 2,090,614,528
Net Assets Consist of
Undistributed net investment income	6,114,581
Net unrealized appreciation (depreciation) on: Investments	15,537,787
Futures	1,048,277
Written options	1,921,875
Foreign currency related transactions	4,515,643
Accumulated net realized gain (loss)	(142,930,237)
Paid-in capital	2,204,406,602
Net assets, at value	$ 2,090,614,528
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,932,618,524 ÷ 227,692,513 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.49
Maximum offering price per share (100 ÷ 95.50 of $8.49)	$ 8.89

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($30,607,097 ÷ 3,608,254 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.48

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($45,758,958 ÷ 5,384,142 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.50
Class S Net Asset Value, offering and redemption price(a) per share ($81,375,061 ÷ 9,586,235 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.49

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($254,888 ÷ 30,077 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.47
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Interest	$ 54,258,589
Interest — Cash Management QP Trust	1,359,680
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,042,295
Total Income	57,660,564
Expenses: Management fee	4,443,906
Distribution and service fees	2,531,217
Services to shareholders	1,577,635
Custodian fee	33,410
Professional fees	129,518
Trustees' fees and expenses	147,323
Reports to shareholders and shareholder meeting	664,515
Registration fees	31,740
Other	96,562
Total expenses before expense reductions	9,655,826
Expense reductions	(127,861)
Total expenses after expense reductions	9,527,965
Net investment income	48,132,599
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,924,388
Futures	(8,359,224)
Written options	5,351,564
Foreign currency	20,758
2,937,486
Change in net unrealized appreciation (depreciation) on: Investments	25,785,954
Futures	1,116,022
Written options	3,005,860
Foreign currency	4,515,643
34,423,479
Net gain (loss)	37,360,965
Net increase (decrease) in net assets resulting from operations	$ 85,493,564

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income	$ 48,132,599	$ 104,010,381
Net realized gain (loss)	2,937,486	(5,121,336)
Change in net unrealized appreciation (depreciation)	34,423,479	2,652,335
Net increase (decrease) in net assets resulting from operations	85,493,564	101,541,380
Distributions to shareholders from: Net investment income: Class A	(48,648,950)	(104,676,198)
Class B	(663,918)	(1,863,567)
Class C	(877,622)	(1,722,007)
Class S	(2,060,547)	(4,397,441)
Institutional Class	(5,796)	(6,570)
Total distributions	(52,256,833)	(112,665,783)
Fund share transactions: Proceeds from shares sold	76,716,601	104,695,493
Reinvestment of distributions	37,756,217	80,709,935
Cost of shares redeemed	(194,778,537)	(422,697,019)
Redemption fees	15,907	16,014
Reimbursement by Advisor	—	168,629
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	(80,289,812)	(237,106,948)
Increase (decrease) in net assets	(47,053,081)	(248,231,351)
Net assets at beginning of period	2,137,667,609	2,385,898,960
Net assets at end of period (including undistributed net investment income of $6,114,581 and $10,238,815, respectively)	$ 2,090,614,528	$ 2,137,667,609

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.36	$ 8.39	$ 8.41	$ 8.66	$ 8.62	$ 8.80
Income from investment operations: Net investment income[b]	.19	.39	.36	.32	.28	.21
Net realized and unrealized gain (loss)	.15	(.00)***	.02	(.21)	.09	(.04)
Total from investment operations	.34	.39	.38	.11	.37	.17
Less distributions from: Net investment income	(.21)	(.42)	(.40)	(.36)	(.33)	(.35)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 8.49	$ 8.36	$ 8.39	$ 8.41	$ 8.66	$ 8.62
Total Return (%)[c]	4.11**	4.78[d]	4.59	1.25	4.28	2.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,933	1,982	2,196	2,532	2,877	3,273
Ratio of expenses before expense reductions (%)	.86*	.82	.85	.81	.83	.82
Ratio of expenses after expense reductions (%)	.86*	.82	.85	.81	.83	.82
Ratio of net investment income (%)	4.61*	4.63	4.33	3.76	3.22	2.40
Portfolio turnover rate (%)[e]	57**	189	94	101	221	390
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 88% for the period ended April 30, 2008 and 336%, 305%, 312%, 295% and 484% for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.35	$ 8.38	$ 8.39	$ 8.64	$ 8.60	$ 8.78
Income from investment operations: Net investment income[b]	.16	.31	.28	.24	.19	.14
Net realized and unrealized gain (loss)	.14	(.00)***	.03	(.22)	.10	(.04)
Total from investment operations	.30	.31	.31	.02	.29	.10
Less distributions from: Net investment income	(.17)	(.34)	(.32)	(.27)	(.25)	(.28)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 8.48	$ 8.35	$ 8.38	$ 8.39	$ 8.64	$ 8.60
Total Return (%)[c]	3.63d**	3.80[d]	3.76[d]	.25	3.31[d]	1.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	36	57	82	126	189
Ratio of expenses before expense reductions (%)	1.82*	1.72	1.83	1.72	1.88	1.67
Ratio of expenses after expense reductions (%)	1.76*	1.71	1.75	1.72	1.81	1.67
Ratio of net investment income (%)	3.71*	3.74	3.43	2.85	2.24	1.55
Portfolio turnover rate (%)[e]	57**	189	94	101	221	390
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 88% for the period ended April 30, 2008 and 336%, 305%, 312%, 295% and 484% for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.37	$ 8.41	$ 8.42	$ 8.67	$ 8.63	$ 8.80
Income from investment operations: Net investment income[b]	.16	.32	.29	.25	.20	.14
Net realized and unrealized gain (loss)	.15	(.00)***	.03	(.22)	.10	(.02)
Total from investment operations	.31	.32	.32	.03	.30	.12
Less distributions from: Net investment income	(.18)	(.36)	(.33)	(.28)	(.26)	(.29)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 8.50	$ 8.37	$ 8.41	$ 8.42	$ 8.67	$ 8.63
Total Return (%)[c]	3.68**	3.85[d]	3.88	.34	3.50	1.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	39	41	54	65	88
Ratio of expenses before expense reductions (%)	1.67*	1.64	1.61	1.63	1.75	1.60
Ratio of expenses after expense reductions (%)	1.67*	1.63	1.61	1.63	1.75	1.60
Ratio of net investment income (%)	3.80*	3.82	3.57	2.94	2.30	1.62
Portfolio turnover rate (%)[e]	57**	189	94	101	221	390
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 88% for the period ended April 30, 2008 and 336%, 305%, 312%, 295% and 484% for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.36	$ 8.39	$ 8.41	$ 8.53
Income from investment operations: Net investment income[c]	.20	.40	.37	.09
Net realized and unrealized gain (loss)	.15	(.00)***	.02	(.12)
Total from investment operations	.35	.40	.39	(.03)
Less distributions from: Net investment income	(.22)	(.43)	(.41)	(.09)
Redemption fees***	.00	.00	.00	.00
Net asset value, end of period	$ 8.49	$ 8.36	$ 8.39	$ 8.41
Total Return (%)	4.20**	4.83[d]	4.92[d]	(.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	80	91	124
Ratio of expenses before expense reductions (%)	.69*	.66	.73	.59*
Ratio of expenses after expense reductions (%)	.69*	.65	.69	.59*
Ratio of net investment income (%)	4.79*	4.79	4.49	4.09*
Portfolio turnover rate (%)[e]	57**	189	94	101
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period August 1, 2005 (commencement of operations for Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 88% for the period ended April 30, 2008 and 336%, 305%, 312%, 295% and 484% for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.35	$ 8.39	$ 8.39	$ 8.64	$ 8.61	$ 8.78
Income from investment operations: Net investment income[b]	.20	.40	.39	.33	.29	.24
Net realized and unrealized gain (loss)	.14	(.00)***	.02	(.21)	.09	(.03)
Total from investment operations	.34	.40	.41	.12	.38	.21
Less distributions from: Net investment income	(.22)	(.44)	(.41)	(.37)	(.35)	(.38)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 8.47	$ 8.35	$ 8.39	$ 8.39	$ 8.64	$ 8.61
Total Return (%)	4.07**	4.94[c]	5.00	1.37[c]	4.48[c]	2.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.25	.19	.11	.23	.17	.34
Ratio of expenses before expense reductions (%)	.72*	.81	.50	1.52	1.59	.53
Ratio of expenses after expense reductions (%)	.72*	.67	.50	.70	.71	.53
Ratio of net investment income (%)	4.75*	4.78	4.68	3.87	3.34	2.69
Portfolio turnover rate (%)[d]	57**	189	94	101	221	390
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 88% for the period ended April 30, 2008 and 336%, 305%, 312%, 295% and 484% for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Strategic Government Securities Fund (the ``Fund'') (formerly DWS U.S. Government Securities Fund), is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities", an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures as part of the Fund's global tactical asset allocation overlay strategy and as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts as part of the Fund's global tactical asset allocation strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $145,813,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($46,510,000), October 31, 2011 ($31,950,000), October 31, 2012 ($8,994,000), October 31, 2013 ($21,430,000), October 31, 2014 ($32,162,000) and October 31, 2015 ($4,767,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $954,899,573 and $1,324,126,577, respectively. Purchases and sales of US Treasury obligations aggregated $268,249,253 and $292,349,811, respectively. Purchases and sales of mortgage dollar rolls aggregated $661,420,221 and $469,758,793, respectively.

For the six months ended April 30, 2008, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	425,000,000	$ 2,419,923
Options written	750,000,000	6,353,516
Options closed	(50,000,000)	(355,469)
Options exercised	(125,000,000)	(691,407)
Options expired	(825,000,000)	(5,429,688)
Outstanding, end of period	175,000,000	$ 2,296,875

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

The Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.43%
Next $1.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the six months ended April 30, 2008, the management fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.42% of the Fund's average daily net assets.

For the period from November 1, 2007 through September 30, 2008 for Class B shares, through July 29, 2008 for Class S shares and through January 31, 2009 for Institutional Class shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	1.73%
Class S	.71%
Institutional Class	.73%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 1,118,133	$ —	$ 580,489
Class B	47,091	8,377	24,289
Class C	32,098	—	19,400
Class S	55,341	—	40,822
Institutional Class	228	—	137
	$ 1,252,891	$ 8,377	$ 665,137

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 123,388	$ 20,855
Class C	156,817	29,249
	$ 280,205	$ 50,104

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 2,158,718	$ 681,618.22%
Class B	40,284	12,903.24%
Class C	52,010	16,719.25%
	$ 2,251,012	$ 711,240

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008 aggregated $38,785.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and C shares aggregated $83,219 and $2,069, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2008, DWS-SDI received $1,550 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $15,042, of which $2,776 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the Board consolidation on April 1, 2008, of the two DWS Funds' Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $104,489 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended April 30, 2008, the Advisor agreed to reimburse the Fund $4,313, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2008, the Fund's custodian fee was reduced by $814 and $9,868, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,392,976	$ 54,205,006	10,105,448	$ 84,410,290
Class B	545,522	4,631,104	458,382	3,803,655
Class C	1,463,631	12,452,442	1,580,050	13,222,391
Class S	629,290	5,363,305	380,717	3,171,386
Institutional Class	7,715	64,744	10,570	87,771
		$ 76,716,601		$ 104,695,493
Shares issued in reinvestment of dividends
Class A	4,189,841	$ 35,372,968	9,054,681	$ 75,434,127
Class B	65,694	554,047	186,580	1,552,965
Class C	71,718	606,231	152,935	1,276,691
Class S	144,160	1,217,202	292,803	2,439,596
Institutional Class	685	5,769	788	6,556
		$ 37,756,217		$ 80,709,935
Shares redeemed
Class A	(20,104,439)	$ (170,071,205)	(43,551,556)	$ (363,471,071)
Class B	(1,318,731)	(11,141,386)	(3,131,745)	(26,097,479)
Class C	(814,221)	(6,901,781)	(2,004,040)	(16,765,802)
Class S	(787,028)	(6,656,619)	(1,958,596)	(16,342,780)
Institutional Class	(896)	(7,546)	(2,388)	(19,887)
		$ (194,778,537)		$ (422,697,019)
Redemption fees		$ 15,907		$ 16,014
Net increase (decrease)
Class A	(9,521,622)	$ (80,480,133)	(24,391,427)	$ (203,617,010)
Class B	(707,515)	(5,956,214)	(2,486,783)	(20,739,116)
Class C	721,128	6,158,365	(271,055)	(2,264,211)
Class S	(13,578)	(74,797)	(1,285,076)	(10,729,680)
Institutional Class	7,504	62,967	8,970	74,440
		$ (80,289,812)		$ (237,275,577)

Shareholder Meeting Results

A Special Meeting of Shareholders of the DWS Strategic Government Securities Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	157,288,282.7658	6,739,166.9556
Henry P. Becton, Jr.	157,185,102.8638	6,842,346.8576
Dawn-Marie Driscoll	157,195,912.9428	6,831,536.7786
Keith R. Fox	157,242,979.7428	6,784,491.5906
Paul K. Freeman	157,267,979.7428	6,759,469.9786
Kenneth C. Froewiss	157,326,958.1978	6,700,491.5236
Richard J. Herring	157,271,323.6048	6,756,126.1166
William McClayton	157,266,965.0918	6,760,484.6296
Rebecca W. Rimel	157,207,344.8128	6,820,104.9086
William N. Searcy, Jr.	157,264,945.6948	6,762,504.0266
Jean Gleason Stromberg	157,176,366.7418	6,851,082.9796
Robert H. Wadsworth	157,220,986.5778	6,806,463.1436
Axel Schwarzer	157,244,813.0188	6,782,636.7026

2-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
120,550,906.2605	5,797,141.7046	9,885,082.7563

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
120,652,556.7985	5,441,218.8386	10,139,355.0843

4. Approval of a Revised Fundamental Investment Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
119,852,347.2015	5,879,448.2986	10,501,335.2213

The Special Meeting of Shareholders was reconvened on May 1, 2008, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

5. Approval of an Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain
126,068,467.9065	5,338,358.0746	11,028,380.0423

Investment Management Agreement Approval

On November 14, 2007, the Board, including all the Independent Trustees, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to the Fund. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on the Fund's shareholders. The Independent Trustees met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

• The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

• The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

• The aggregate fee paid by the Fund to DIMA will remain the same under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

• The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

• The current expense limitation agreement would remain in place for the Fund.

The Board also considered that it renewed the Current Investment Management Agreement (the "Current Management Agreement") for the Fund as part of its annual contract renewal process in September 2007. As part of that renewal process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Current Management Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from DIMA, independent third parties and independent legal counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results for the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the Board. Throughout their consideration of the Current Management Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Current Management Agreement for the Fund. Accordingly, the Board took note of the following factors, among others, that it considered in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA; (2) the management fee rate, operating expenses and total expense ratios; (3) the pre-tax profits realized by DIMA in managing the Fund; (4) the benefits to the Fund from any economies of scale; and (5) the character and amount of other incidental benefits realized by DIMA and its affiliates. With respect to these factors, the Board reached the following conclusions in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory; (2) the management fees, coupled with DIMA's commitment to cap expenses, were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA; (3) the pre-tax profits realized by DIMA were not unreasonable; (4) the management fee schedule, together with the expense cap, reflects an appropriate level of sharing of any economies of scale; and (5) the management fees were reasonable in light of the fallout benefits to DIMA. The Board believes that the factors considered and the conclusions that were reached in connection with the renewal of the Current Management Agreement are relevant in approving the Amended Management Agreement.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 405	23338C 504
Fund Number	018	218	318	2098	1418

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Government Securities Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Government Securities Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008